UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2015

Willis Group Holdings Public Limited

Company

(Exact name of registrant as specified in its charter)

Ireland	001-16503	98-0352587
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

c/o Willis Group Limited, 51 Lime Street, London, EC3M 7DQ, England and Wales

(Address, including Zip Code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (011) (44)-(20)-3124-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on June 29, 2015, Willis Group Holdings Public Limited Company, an Irish public limited company (“Willis”), entered into an Agreement and Plan of Merger (as amended on November 19, 2015, the “Merger Agreement”) by and among Willis, Citadel Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Willis (“Merger Sub”), and Towers Watson & Co., a Delaware corporation (“Towers Watson”). Subject to the terms and conditions of the Merger Agreement, Merger Sub will merge with and into Towers Watson (the “Merger”), with Towers Watson surviving the Merger as a subsidiary of Willis. In connection with the closing of the Merger, the combined company will change its name from “Willis Group Holdings Public Limited Company” to “Willis Towers Watson Public Limited Company” (the “Combined Company”).

On December 11, 2015, Willis notified The New York Stock Exchange (“NYSE”) that, subject to approval by the NASDAQ Stock Market LLC (“NASDAQ”) of Willis’ listing application and satisfaction of the other conditions to the closing of the Merger, following the Merger, Willis intends to voluntarily delist its ordinary shares from NYSE and transfer the listing of the ordinary shares of the Combined Company to NASDAQ. The Board of Directors of Willis previously approved the transfer of listing to NASDAQ and the delisting from NYSE, effective upon closing of the Merger.

Willis and Towers Watson currently expect to commence trading of the ordinary shares of the combined company under the ticker symbol “WLTW” on the trading day following the closing of the Merger. Willis’ ordinary shares will continue to trade on NYSE under the ticker symbol “WSH” until the Merger and subsequent transfer is complete.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On December 11, 2015, Willis convened an extraordinary meeting of shareholders (the “Willis EGM”) at which holders of Willis’ ordinary shares, $0.000115 nominal value per share, approved each of the proposals (collectively, the “Willis Proposals”) relating to the transactions contemplated by the Merger Agreement. The voting results were as follows:

1. The proposal to approve the issuance of Willis’ ordinary shares to stockholders of Towers Watson to be issued as the merger consideration in connection with the Merger as contemplated by the Merger Agreement (the “Willis Issuance Share Proposal”)

Votes For	Votes Against	Abstentions
157,220,656	5,102,660	2,329,834

2. The proposal to approve the name change of “Willis Group Holdings Public Limited Company” to “Willis Towers Watson Public Limited Company,” subject to, and immediately after, the consummation of the Merger (the “Willis Name Change Proposal”)

Votes For	Votes Against	Abstentions
157,391,155	5,100,608	2,161,387

3. The proposal to approve a consolidation (i.e., a reverse stock split under Irish law) whereby every 2.6490 Willis ordinary shares will be consolidated into one Willis ordinary share, $0.000304635 nominal value per share, subject to, and immediately after, the consummation of the Merger (the “Willis Consolidation Proposal”)

Votes For	Votes Against	Abstentions
156,871,569	5,613,541	2,168,040

4. The proposal to approve and consent to the adjournment of the Willis EGM, or any adjournments thereof, to another time and place if, in the discretion of the Chairman, it is necessary or appropriate to, among other things, solicit additional proxies if there are insufficient votes received by way of proxy, at the time of the Willis EGM to approve the Willis Share Issuance Proposal, the Willis Name Change Proposal and/or the Willis Consolidation Proposal.

Votes For	Votes Against	Abstentions
152,412,954	9,976,085	2,264,111

Adjournment of the Willis EGM was not necessary because there were sufficient votes at the time of the Willis EGM to approve the Willis Share Issuance Proposal, the Willis Name Change Proposal and the Willis Consolidation Proposal.

Item 7.01.	Regulation FD Disclosure.

On December 11, 2015, Willis issued a press release announcing the voting results of the Willis EGM, which press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. Also on December 11, 2015, Willis announced its intention to list the ordinary shares of the Combined Company on NASDAQ and to delist Willis’ ordinary shares from NYSE following the Merger, which press release is furnished as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

The following exhibits are filed as part of this Report.

Exhibit Number	Description
99.1	Press release announcing results of the Willis EGM, dated December 11, 2015
99.2	Press release issued by Willis Group Holdings Public Limited Company, dated December 11, 2015

Where You Can Find Additional Information

In connection with the proposed merger of Towers Watson and Willis Group, Willis Group filed a registration statement on Form S-4 with the Securities and Exchange Commission (the “Commission”) that contains a joint proxy statement/prospectus and other relevant documents concerning the proposed transaction. The registration statement on Form S-4 was declared effective by the Commission on October 13, 2015. Each of Towers Watson and Willis Group mailed the joint proxy statement/prospectus to its respective stockholders on or around October 13, 2015. YOU ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND THE OTHER RELEVANT DOCUMENTS THAT HAVE BEEN OR WILL BE FILED WITH THE COMMISSION AS THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT TOWERS WATSON, WILLIS GROUP AND THE PROPOSED TRANSACTION. You may obtain the joint proxy statement/prospectus and the other documents filed with the Commission free of charge at the Commission’s website, www.sec.gov. In addition, you may obtain free copies of the joint proxy statement/prospectus and the other documents filed by Towers Watson and Willis Group with the Commission by requesting them in writing from Towers Watson, 901 N. Glebe Road, Arlington, VA 22203, Attention: Investor Relations, or by telephone at (703) 258-8000, or from Willis Group, Brookfield Place, 200 Liberty Street, 7th Floor, New York, NY, 10281-1003, Attention: Investor Relations, or by telephone at (212) 915-8084.

Responsibility Statement

The directors of Willis accept responsibility for the information contained in this document other than that relating to Towers Watson, the Towers Watson Group and the directors of Towers Watson and members of their immediate families, related trusts and persons connected with them. To the best of the knowledge and belief of the directors of Willis (who have taken all reasonable care to ensure that such is the case) the information contained in this document for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

Forward-Looking Statements

This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify these statements and other forward-looking statements in this document by words such as “may”, “will”, “would”, “expect”, “anticipate”, “believe”, “estimate”, “plan”, “intend”, “continue”, or similar words, expressions or the negative of such terms or other comparable terminology. These statements include, but are not limited to, the benefits of the business combination transaction involving Towers Watson and Willis Group, including the combined company’s future financial and operating results, plans, objectives, expectations and intentions and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of Towers Watson’s and Willis Group’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to obtain governmental approvals of the transaction on the proposed terms and schedule; the risk that the businesses will not be integrated successfully; the risk that anticipated cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; the potential impact of the announcement or consummation of the proposed transaction on relationships, including with employees, suppliers, customers and competitors; changes in general economic, business and political conditions, including changes in the financial markets; significant competition; compliance with extensive government regulation; the combined company’s ability to make acquisitions and its ability to integrate or manage such acquired businesses.

Additional risks and factors are identified under “Risk Factors” in Willis’ and Towers Watson’s Annual Reports on Form 10-K for their most recent fiscal years, as may be updated in their subsequent filings with the Commission, and under “Risk Factors” in the joint proxy statement/prospectus.

You should not rely upon forward-looking statements as predictions of future events because these statements are based on assumptions that may not come true and are speculative by their nature. Neither Towers Watson or Willis Group undertakes an obligation to update any of the forward-looking information included in this document, whether as a result of new information, future events, changed expectations or otherwise.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 11, 2015	WILLIS GROUP HOLDINGS PUBLIC LIMITED COMPANY

	By:	/s/ Matthew Furman
	Name:	Matthew Furman
	Title:	Executive Vice President and Group General Counsel

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release announcing results of the Willis EGM, dated December 11, 2015
99.2	Press release issued by Willis Group Holdings Public Limited Company, dated December 11, 2015

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